                           DELAWARE GROUP INCOME FUNDS

                            Delaware Delchester Fund
                     Delaware High-Yield Opportunities Fund
                                  (the "Funds")

                      Supplement to the Funds' Prospectuses
                             dated November 28, 2006

Effective  May 24,  2007,  Thomas  H.  Chow  will  assume  portfolio  management
responsibilities   for  Delaware   Delchester   Fund  and  Delaware   High-Yield
Opportunities Fund.

The following  replaces  biographical  information in the section  entitled "Who manages the Funds - Portfolio manager":

Thomas H. Chow has  primary  responsibility  for  making  day-to-day  investment decisions for the Funds. When making decisions for the Funds, Mr. Chow regularly consults with Chuck M. Devereux.

Thomas H. Chow, CFA, Senior Vice President, Senior Portfolio Manager
Mr. Chow is a member of the firm's  taxable  fixed income  portfolio  management team with primary  responsibility for portfolio construction and strategic asset allocation.  His  experience  includes  exposure to asset  liability  management strategies and credit risk opportunities.  Prior to joining Delaware Investments in 2001,  he was a trader  of high  grade  and high  yield  securities,  and was involved in the portfolio  management of collateralized  bond obligations (CBOs)
and insurance  portfolios at  SunAmerica/AIG  from 1997 to 2001. Before that, he was an analyst, trader, and portfolio manager at Conseco Capital Management from
1989 to 1997.  Mr. Chow received a bachelor's  degree in business  analysis from
Indiana University, and he is a Fellow, Life Management Institute.

Chuck M. Devereux, Senior Vice President, Director of Credit Research
Mr. Devereux is the head of the firm's taxable credit research  department,  and he also  serves  on a team  responsible  for  some of the  firm's  fixed  income products. Prior to April 2007, he was a senior vice president and co-head of the firm's  private  placement  group,  which  has  responsibility  for  managing  a portfolio of approximately $8 billion of privately placed  securities.  Prior to
joining   Delaware   Investments   in  2001,   Mr.   Devereux  was  employed  by
Valuemetrics/VM  Equity Partners,  a financial  advisory and investment  banking firm, where he participated in financial  advisory and  capital-raising  efforts for privately held, middle-market  companies.  These efforts included placements
of   traditional   corporate   debt  and  equity  as  well  as   mezzanine   and
venture-capital  financings.  Prior  to  Valuemetrics/VM  Equity  Partners,  Mr.
Devereux  was a trust  officer  in the  privately  held  asset  division  of the
Northern Trust  Corporation  for three years.  Mr. Devereux earned an MBA with a concentration  in  finance  from  DePaul  University,  a  bachelor's  degree  in economics from St. Joseph's College, and he is a CFA Level II candidate.

                Please keep this Supplement for future reference.

This Supplement is dated May 23, 2007.

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